2022 First Quarter April 19, 2022

2 First Quarter Highlights Revenue momentum – 11.9% organic revenue growth – Strong organic growth in all disciplines and geographies Profitable growth – Operating profit margin of 13.7%, as adjusted for charges of $113.4 million arising from the effects of the war in Ukraine(a)(b) – Net income per diluted share of $1.39, up 5%, after adjusting for charges of $0.56 per share arising from the effects of the war in Ukraine(a)(b) Continued strategic investment – Added capabilities to Omnicom Precision Marketing Group through acquisition of TA Digital – Ongoing operating investments in digital transformation, MarTech, data & analytics and e-commerce Capital allocation – $0.70 dividend per share – $300 million share repurchases in Q1 2022 – Completed five strategic acquisitions in the last four quarters ($400 million) (a) In the first quarter of 2022, we recorded a pre-tax charge of $113.4 million in Operating Expenses and an additional charge of $4.8 million of Income Tax expense resulting in a reduction to Net Income of $118.2 million, or $0.56 per share, in connection with charges arising from the effects of the war in Ukraine. (b) See Adjusted/Non-GAAP presentations on page 4 & 5

3 First Quarter 2022 2021 Revenue $ 3,410.3 $ 3,426.9 Operating Expenses (a) 2,943.9 2,961.5 Charges arising from the effects of the war in Ukraine(b) 113.4 — Operating Profit 353.0 465.4 Net Interest Expense 42.8 47.5 Income Tax Expense(b) 115.5 111.9 Loss from Equity Method Investments (0.1) — Net Income Attributed to Noncontrolling Interests 20.8 18.2 Net Income - Omnicom Group Inc. $ 173.8 $ 287.8 Diluted Shares (millions) 209.8 216.8 Net Income per Share - Diluted(b) $ 0.83 $ 1.33 Dividends Declared Per Common Share $ 0.70 $ 0.70 Income Statement Summary (a) Additional information on our operating expenses can be found on page 10. (b) In the first quarter of 2022, we recorded a pre-tax charge of $113.4 million in Operating Expenses resulting in an additional $4.8 million of Income Tax, and a reduction to Net Income of $118.2 million, or $0.56 per share, in connection with charges arising from the effects of the war in Ukraine.

4 Adjusted Non-GAAP Operating Profit & Adjusted EBITA First Quarter Reported 2022 Non-GAAP Adjustments(b) Non-GAAP 2022 Adjusted Reported 2021 Revenue $ 3,410.3 $ — $ 3,410.3 $ 3,426.9 Operating expenses 3,057.3 (113.4) 2,943.9 2,961.5 Operating Profit 353.0 113.4 466.4 465.4 Operating Profit Margin % 10.4% 13.7% 13.6 % Add back: Amortization of intangible assets 19.4 — 19.4 19.9 EBITA (a) $ 372.4 $ 113.4 $ 485.8 $ 485.3 EBITA Margin % (a) 10.9% 14.2% 14.2% (a) See Non-GAAP reconciliations on page 15 (b) In the first quarter of 2022, we recorded a pre-tax charge of $113.4 million in Operating Expenses in connection with charges arising from the effects of the war in Ukraine.

5 Adjusted Non-GAAP Net Income & EPS First Quarter Reported 2022 Non-GAAP Adjustments(b) Non-GAAP 2022 Adjusted Reported 2021 Net Income - Omnicom Group Inc., Reported(a) $ 173.8 $ — $ 173.8 $ 287.8 Charges arising from the effects of the war in Ukraine — 113.4 113.4 — Income tax expense related to the effects of the war in Ukraine — 4.8 4.8 — Net Income - Omnicom Group Inc., Adjusted $ 173.8 $ 118.2 $ 292.0 $ 287.8 Diluted Shares (millions) 209.8 209.8 209.8 216.8 Net Income per diluted share - Omnicom Group Inc., Non- GAAP Adjusted $0.83 $0.56 $1.39 $1.33 (a) See Non-GAAP reconciliations on page 16 (b) In the first quarter of 2022, we recorded a pre-tax charge of $113.4 million in Operating Expenses and an additional $4.8 million of Income Tax, and a reduction to Net Income of $118.2 million, or $0.56 per share, in connection with charges arising from the effects of the war in Ukraine.

6 Revenue Change First Quarter $ % ∆ Prior Period Revenue $ 3,426.9 Foreign exchange rate impact (a) (85.0) (2.5) % Acquisition revenue, net of disposition revenue (b) (339.6) (9.9) % Organic growth (c) 408.0 11.9 % Current Period Revenue $ 3,410.3 (0.5) % (a) Foreign exchange rate impact: calculated by translating the current period’s local currency revenue using the prior period average exchange rates to derive current period constant currency revenue. The foreign exchange rate impact is the difference between the current period revenue in U.S. Dollars and the current period constant currency revenue. (b) Acquisition revenue, net of disposition revenue: Acquisition revenue is calculated as if the acquisition occurred twelve months prior to the acquisition date by aggregating the comparable prior period revenue of acquisitions through the acquisition date. As a result, acquisition revenue excludes the positive or negative difference between our current period revenue subsequent to the acquisition date and the comparable prior period revenue and the positive or negative growth after the acquisition date is attributed to organic growth. Disposition revenue is calculated as if the disposition occurred twelve months prior to the disposition date by aggregating the comparable prior period revenue of disposals through the disposition date. The acquisition revenue and disposition revenue amounts are netted in the presentation above. (c) Organic growth: calculated by subtracting the foreign exchange rate impact, and the acquisition revenue, net of disposition revenue components from total revenue growth.

7 Revenue by Discipline First Quarter Revenue % of Rev % Growth(b) % Organic Growth (a) Advertising & Media $ 1,769.4 51.9% (11.7) % 9.1 % Precision Marketing 336.1 9.8% 24.7% 20.3 % Commerce & Brand Consulting 237.9 7.0% 10.9% 13.8 % Experiential 142.5 4.2% 61.2% 68.0 % Execution & Support 254.3 7.4% 3.1% 6.3 % PR 360.9 10.6% 13.7% 14.0 % Healthcare 309.2 9.1% 7.8% 7.7 % Total $ 3,410.3 100.0% (0.5) % 11.9% (a) “Organic Growth” reflects the year-over-year increase in revenue from the prior period, excluding the foreign exchange rate impact and acquisition revenue, net of disposition revenue as defined on page 6. Numbers may not sum due to rounding. (b) Negative growth resulted from dispositions in the second quarter of 2021 which were principally in our Advertising & Media discipline in the United States.

8 First Quarter Revenue % of Rev % Growth(b) % Organic Growth (a) United States $ 1,724.6 50.6% (7.7) % 10.6 % Other North America 114.4 3.3% 9.6% 9.6 % UK 388.7 11.4% 9.0% 10.3 % Euro Markets & Other Europe 603.3 17.7% 3.2% 13.8 % Asia Pacific 429.7 12.6% 7.4% 11.1 % Latin America 67.7 2.0% 7.1% 9.3 % Middle East & Africa 81.9 2.4% 63.1% 63.8 % Total $ 3,410.3 100.0% (0.5) % 11.9 % Revenue by Region (a) “Organic Growth” reflects the year-over-year increase in revenue from the prior period, excluding the foreign exchange rate impact and acquisition revenue, net of disposition revenue as defined on page 6. Numbers may not sum due to rounding. (b) Negative growth resulted from dispositions in the second quarter of 2021 which were principally in our Advertising & Media discipline in the United States.

9 First Quarter 2022 2021 Pharmaceuticals and Healthcare 15% 15 % Food and Beverage 14% 14 % Technology 11% 9 % Auto 10% 10 % Consumer Products 8% 8 % Financial Services 7% 7 % Retail 7% 7 % Travel and Entertainment 6% 10 % Telecommunications 5% 5 % Government 3% 3 % Services 2% 2 % Oil, Gas & Utilities 2% 1 % Not‑for‑Profit 1% 1 % Education 1% 1 % Other 8% 7 % Total 100% 100 % Revenue by Industry Sector

10 Operating Expense Detail (a) Third-party service costs are expenses paid to third-party vendors incurred primarily in connection with performance obligations for our services where we have determined that we are acting as principal. These third-party expenses also include incidental costs incurred in the performance of our services including airfare, mileage, hotel and other out-of-pocket expenses. (b) In the first quarter of 2022, we recorded a pre-tax charge of $113.4 million in Operating Expenses in connection with charges arising from the effects of the war in Ukraine. (c) Amounts related to dispositions, net of acquisitions, in the first quarter of 2021 include: $339.6 million of revenue, $13.3 million of Salary and related service costs, and $316.1 million of Third-party service costs. Adjusting for these amounts, as a percentage of revenues in the first quarter of 2021, Salary and related service costs were 53.0% of Revenue and Third-party service costs were 18.8% of Revenue. First Quarter 2022 % of Rev 2021(c) % of Rev Revenue $ 3,410.3 $ 3,426.9 Operating expenses: Salary and related service costs 1,794.6 52.6% 1,649.2 48.1 % Third-party service costs (a) 697.2 20.4% 895.8 26.1 % Occupancy and other costs 300.2 8.8% 291.6 8.5 % Charges arising from the effects of the war in Ukraine(b) 113.4 3.3% — n/a Cost of services 2,905.4 2,836.6 Selling, general and administrative expenses 96.7 2.8% 71.6 2.1 % Depreciation and amortization 55.2 1.6% 53.3 1.6 % Total operating expenses 3,057.3 89.6% 2,961.5 86.4 % Operating Profit $ 353.0 $ 465.4

11 Cash Flow Performance Three Months Ended March 31 2022 2021 Free Cash Flow (a) $ 339.7 $ 382.6 Primary Uses of Cash: Dividends paid to Common Shareholders 147.4 140.1 Dividends paid to Noncontrolling Interest Shareholders 14.0 13.6 Capital Expenditures 23.2 12.4 Acquisition payments, including payment of contingent purchase price obligations, and acquisition of additional noncontrolling interests, net of proceeds from sale of investments and other 258.9 9.1 Purchase of Short-term Investments & Other 92.0 — Stock Repurchases, net of Proceeds from Stock Plans 286.8 (2.7) Primary Uses of Cash (a) 822.3 172.5 Net Free Cash Flow (a) $ (482.6) $ 210.1 (a) The Free Cash Flow, Primary Uses of Cash and Net Free Cash Flow amounts presented above are non-GAAP liquidity measures. See page 23 for the definition of these measures, page 19 for charges arising from the effects of the war in Ukraine, and page 18 for the reconciliation of non-GAAP financial measures, which reconciles Free Cash Flow to the Net Cash Provided by Operating Activities and Net Free Cash Flow to the Net Decrease in Cash and Cash Equivalents for the periods presented above.

12 Credit & Liquidity $ Millions Twelve Months Ended March 31 2022 2021 EBITDA (a) $ 2,299.5 $ 1,862.9 Total Debt / EBITDA 2.5 x 3.1 x Net Debt (b) / EBITDA 0.7 x 0.5 x Debt Bank Loans (Due Less Than 1 Year) $ 12.4 $ 5.9 CP & Borrowings Issued Under Revolver — — USD-denominated Senior Notes 4,150.0 4,600.0 EUR-denominated Senior Notes 1,109.4 1,171.8 GBP-denominated Senior Notes 426.5 — Other Debt (39.5) (17.4) Total Debt $ 5,658.8 $ 5,760.3 Cash and Equivalents 3,925.5 4,897.3 Short Term Investments 92.7 — Net Debt (b) $ 1,640.6 $ 863.0 (a) EBITDA is a non-GAAP performance measure. See page 23 for the definition of this measure and page 15 for the reconciliation of non-GAAP financial measures. (b) Net Debt is a non-GAAP liquidity measure. See page 23 for the definition of this measure, which is reconciled in the table above.

13 Historical Returns (a) Return on Invested Capital is After Tax Reported Operating Profit (a non-GAAP performance measure – see page 23 for the definition of this measure and page 18 for the reconciliation of non-GAAP financial measures) divided by the average of Invested Capital at the beginning and the end of the period (book value of all long-term liabilities, including those related to operating leases, short-term interest bearing debt, the short-term liability related to operating leases plus shareholders’ equity less cash, cash equivalents, short-term investments and operating lease right of use assets). (b) Return on Equity is Reported Net Income for the given period divided by the average of shareholders’ equity at the beginning and end of the period. Return on Invested Capital (ROIC)(a) Return on Equity(b) Twelve months ended March 31, 2022 26.4 % Twelve months ended March 31, 2022 41.7 % Twelve months ended March 31, 2021 19.9 % Twelve months ended March 31, 2021 34.5%

14 Appendix

15 Non-GAAP Reconciliations The above table reconciles the GAAP financial measure of Net Income – Omnicom Group Inc. to the non-GAAP financial measures of EBITDA and EBITA for the periods presented. EBITDA and EBITA, which are defined on page 23, are non-GAAP financial measures within the meaning of applicable SEC rules and regulations. Our credit facility defines EBITDA as earnings before deducting interest expense, income taxes, depreciation and amortization, and excludes certain other one-time items. Our credit facility uses EBITDA to measure our compliance with covenants, such as our leverage ratios, as presented on page 12 of this presentation. Three Months Ended Twelve Months Ended March 31 March 31 2022 2021 2022 2021 Net Income - Omnicom Group Inc. $ 173.8 $ 287.8 $ 1,293.8 $ 975.1 Net Income Attributed to Noncontrolling Interests 20.8 18.2 102.4 80.0 Income (Loss) From Equity Method Investments (0.1) — 7.4 (1.5) Income Tax Expense 115.5 111.9 492.3 396.2 Income Before Income Taxes 310.2 417.9 1,881.1 1,452.8 Net Interest Expense 42.8 47.5 204.4 191.2 Operating Profit 353.0 465.4 2,085.5 1,644.0 Amortization of Intangible Assets 19.4 19.9 79.5 82.2 EBITA 372.4 485.3 2,165.0 1,726.2 Depreciation 35.8 33.4 134.5 136.7 EBITDA $ 408.2 $ 518.7 $ 2,299.5 $ 1,862.9

16 Non-GAAP Reconciliations Charges arising from the effects of the war in Ukraine The above table reconciles the GAAP financial measure of Net Income – Omnicom Group Inc. to the non-GAAP financial measures of EBITA Adjusted and Operating Profit Adjusted for the period presented. Management believes that excluding the charges arising from the effects of the war in Ukraine provides investors with a better picture of the performance of the business during the period presented. EBITA, which is defined on page 23, is a non-GAAP financial measures within the meaning of applicable SEC rules and regulations. Three Months Ended March 31, 2022 Non-GAAP Adjusted EBITA Operating Profit Net Income - Omnicom Group Inc. $ 173.8 $ 173.8 Net Income Attributed To Noncontrolling Interests 20.8 20.8 Income (Loss) From Equity Method Investments (0.1) (0.1) Income Tax Expense 115.5 115.5 Income Before Income Taxes 310.2 310.2 Net Interest Expense 42.8 42.8 Operating Profit - Reported 353.0 353.0 Charges arising from the effects of the war in Ukraine 113.4 Non-GAAP Operating Profit - Adjusted $ 466.4 Amortization of Intangible Assets 19.4 EBITA - Reported 372.4 Charges arising from the effects of the war in Ukraine 113.4 Non-GAAP EBITA - Adjusted $ 485.8

17 Non-GAAP Reconciliations Charges arising from the effects of the war in Ukraine The above table reconciles the GAAP financial measure of Net Income – Omnicom Group Inc. to the non-GAAP financial measures of Net Income - Omnicom Group Inc. Adjusted, Net Income per share - Diluted Adjusted and Income Tax Expense Adjusted for the period presented. Management believes that excluding the charges arising from the effects of the war in Ukraine provides investors with a better picture of the performance of the business during the period presented. Three Months Ended March 31, 2022 Non-GAAP Adjusted Net Income - Omnicom Group Inc. Diluted Shares Net Income per Share - Diluted Net Income - Omnicom Group Inc. - Reported $ 173.8 209.8 $ 0.83 Charges arising from the effects of the war in Ukraine 118.2 209.8 0.56 Non-GAAP Net Income - Omnicom Group Inc. - Adjusted $ 292.0 209.8 $ 1.39 Income Tax Expense Net Income - Omnicom Group Inc. $ 173.8 Net Income Attributed To Noncontrolling Interests 20.8 Income (Loss) From Equity Method Investments (0.1) Income Tax Expense - Reported 115.5 Income tax expense related to the effects of the war in Ukraine (4.8) Income Before Income Taxes $ 310.2 Income Tax Expense - Reported 115.5 Income tax expense related to the effects of the war in Ukraine (4.8) Non-GAAP Income Tax Expense - Adjusted $ 110.7

18 Non-GAAP Reconciliations Three Months Ended March 31 2022 2021 Net Cash Used in Operating Activities $ (544.5) $ (460.9) Operating Activities items excluded from Free Cash Flow: Changes in Operating Capital (884.2) (843.5) Free Cash Flow $ 339.7 $ 382.6 Three Months Ended March 31 2022 2021 Net Decrease in Cash and Cash Equivalents $ (1,391.3) $ (703.2) Cash Flow items excluded from Net Free Cash Flow: Changes in Operating Capital (884.2) (843.5) Changes in Short-term Debt, net 2.4 2.2 Other, net (18.2) (16.2) Effect of foreign exchange rate changes on cash and cash equivalents (8.7) (55.8) Net Free Cash Flow $ (482.6) $ 210.1 Twelve Months Ended March 31 2022 2021 Reported Operating Profit 2,085.5 1,644.0 Effective Tax Rate for the applicable period 26.2% 27.3 % Income Taxes on Reported Operating Profit 546.4 448.8 After Tax Reported Operating Profit $ 1,539.1 $ 1,195.2

19 Free Cash Flow (a) The Free Cash Flow amounts presented above are non-GAAP liquidity measures. See page 23 for the definition of this measure and page 18 for the reconciliation of the non-GAAP financial measures, which reconciles Free Cash Flow to the Net Cash Used in Operating Activities for the periods presented above. Three Months Ended March 31 2022 2021 Net Income $ 194.6 $ 306.0 Depreciation and Amortization of Intangible Assets 55.2 53.3 Share-Based Compensation 20.0 20.8 Non-cash charge related to the effects of the war in Ukraine 65.8 — Other Items to Reconcile to Net Cash Used in Operating Activities, net 4.1 2.5 Free Cash Flow (a) $ 339.7 $ 382.6

20 Operating Expense Detail - Constant $ (a) Third-party service costs are expenses paid to third-party vendors incurred primarily in connection with performance obligations for our services where we have determined that we are acting as principal. These third-party expenses also include incidental costs incurred in the performance of our services including airfare, mileage, hotel and other out-of-pocket expenses. (b) In the first quarter of 2022, we recorded a pre-tax charge of $113.4 million in Operating Expenses in connection with charges arising from the effects of the war in Ukraine. (c) Constant Dollar ("C$") expense is calculated by translating the current period’s local currency expense using the prior period average exchange rates to derive current period C$ expense. The foreign exchange rate impact is the difference between the current period expense in U.S. Dollars and the current period C$ expense. First Quarter 2022 2022 C$(c) 2021 Operating expenses: Salary and related service costs $ 1,794.6 $ 1,839.4 $ 1,649.2 Third-party service costs (a) 697.2 715.0 895.8 Occupancy and other costs 300.2 308.4 291.6 Charges arising from the effects of the war in Ukraine(b) 113.4 113.4 — Cost of services 2,905.4 2,976.2 2,836.6 Selling, general and administrative expenses 96.7 98.5 71.6 Depreciation and amortization 55.2 56.2 53.3 Total operating expenses $ 3,057.3 $ 3,130.9 $ 2,961.5

21 Acquisition: TA Digital • March 2022 • Services will be closely aligned with OPMG's Credera. TA Digital helps marketing and technology executives transform their businesses to drive revenue growth and improve the customer experience while maximizing return on investment • Specializes in the design, delivery and implementation of customer experience, digital content management and digital commerce solutions for enterprise clients • Adobe Global Platinum Partner, as well as an Acquia Gold partner, SAP Gold Partner and a leading Sitecore partner • HQ in San Francisco with significant operations in India • www.tadigital.com “We're continuing to expand our dynamic customer experience offerings. TA Digital gives our clients access to professionals with great skills and expertise in digital content and commerce – across all Adobe competencies as well as with several leading digital experience platforms.” - Luke Taylor CEO, Omnicom Precision Marketing Group

22 OMC Marketing & Communications Services Portfolio Note: For more information regarding companies within each of our disciplines, please visit www.omnicomgroup.com

23 Disclosures The preceding materials have been prepared for use in the April 19, 2022 conference call on Omnicom’s results of operations for the three months ended March 31, 2022. The call will be archived on the Internet at http:// investor.omnicomgroup.com/investor-relations/news-events-and-filings/. Forward-Looking Statements Certain statements in this presentation constitute forward-looking statements, including statements within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, from time to time, the Company or its representatives have made, or may make, forward-looking statements, orally or in writing. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial position, or otherwise, based on current beliefs of the Company’s management as well as assumptions made by, and information currently available to, the Company’s management. Forward-looking statements may be accompanied by words such as “aim,” “anticipate,” “believe,” “plan,” “could,” “should,” “would,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include: adverse economic conditions, including those caused by the impact of the war in Ukraine and the COVID-19 pandemic, severe and sustained inflation in countries that comprise our major markets, supply chain issues affecting the distribution of our clients’ products; international, national or local economic conditions that could adversely affect the Company or its clients; losses on media purchases and production costs incurred on behalf of clients; reductions in client spending, a slowdown in client payments and a deterioration or a disruption in the credit markets; the ability to attract new clients and retain existing clients in the manner anticipated; changes in client advertising, marketing and corporate communications requirements; failure to manage potential conflicts of interest between or among clients; unanticipated changes relating to competitive factors in the advertising, marketing and corporate communications industries; the ability to hire and retain key personnel; currency exchange rate fluctuations; reliance on information technology systems; changes in legislation or governmental regulations affecting the Company or its clients; risks associated with assumptions the Company makes in connection with its critical accounting estimates and legal proceedings; and the Company’s international operations, which are subject to the risks of currency repatriation restrictions, social or political conditions and regulatory environment. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that may affect the Company’s business, including those described in Item 1A, “Risk Factors” and Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2021. Except as required under applicable law, the Company does not assume any obligation to update these forward-looking statements. Non-GAAP Financial Measures We present financial measures determined in accordance with generally accepted accounting principles in the United States (“GAAP”) and adjustments to the GAAP presentation (“Non-GAAP”), which we believe are meaningful for understanding our performance. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP. Non-GAAP financial measures as reported by us may not be comparable to similarly titled amounts reported by other companies. We provide a reconciliation of non-GAAP measures to the comparable GAAP measures on pages 15 through 18. The Non-GAAP measures used in this presentation include the following: Free Cash Flow, defined as net income plus depreciation, amortization, share based compensation expense plus/(less) other items to reconcile to net cash used in operating activities. We believe Free Cash Flow is a useful measure of liquidity to evaluate our ability to generate excess cash from our operations. Primary Uses of Cash, defined as dividends to common shareholders, dividends paid to non-controlling interest shareholders, capital expenditures, cash paid on acquisitions, payments for additional interest in controlled subsidiaries and stock repurchases, net of the proceeds from our stock plans, and excludes changes in operating capital and other investing and financing activities, including commercial paper issuances and redemptions used to fund working capital changes. We believe this liquidity measure is useful in identifying the significant uses of our cash. Net Free Cash Flow, defined as Free Cash Flow less the Primary Uses of Cash. Net Free Cash Flow is one of the metrics used by us to assess our sources and uses of cash and was derived from our consolidated statements of cash flows. We believe that this liquidity measure is meaningful for understanding our primary sources and primary uses of that cash flow. EBITDA, defined as operating profit before interest, taxes, depreciation and amortization of intangible assets. We believe EBITDA is a meaningful operating performance measure because the financial covenants in our credit facilities are based on EBITDA. EBITA, defined as operating profit before interest, taxes and amortization of intangible assets and EBITA margin, defined as EBITA divided by revenue. We use EBITA and EBITA margin as additional operating performance measures, which exclude the non-cash amortization expense of intangible assets (primarily consisting of amortization arising from acquisitions). Accordingly, we believe they are useful measures for investors to evaluate the performance of our business. Net Debt, defined as total debt less cash, cash equivalents and short-term investments. We believe net debt, together with the comparable GAAP measures, reflects one of the liquidity metrics used by us to assess our cash management. After Tax Reported Operating Profit, defined as reported operating profit less income taxes calculated using the effective tax rate for the applicable period. Management uses after tax operating profit as a measure of after tax operating performance as it excludes the after tax effects of financing and investing activities on results of operations. Other Information All dollar amounts are in millions except for per share figures. The information contained in this document has not been audited, although some data has been derived from Omnicom’s historical financial statements, including its audited financial statements. In addition, industry, operational and other non-financial data contained in this document have been derived from sources that we believe to be reliable, but we have not independently verified such information, and we do not, nor does any other person, assume responsibility for the accuracy or completeness of that information. Certain amounts in prior periods have been reclassified to conform to our current presentation. The inclusion of information in this presentation does not mean that such information is material or that disclosure of such information is required.